SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  January 22, 1997
                        Commission File Number:  0-12666


                        AMERICAN FINANCIAL HOLDING, INC.
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                           87-0458888
     (State or other jurisdiction of           (IRS Employer
     incorporation or organization)          Identification No.)



     225 SOUTH 200 WEST, SUITE 302
         FARMINGTON, UTAH                        84025-0683
     (Address of Principal Executive Offices)     (Zip Code)


              Registrant's Telephone Number, including Area Code:
                        (801) 451-9580



                             NONE
     (Former name, former address, and formal fiscal year, if changed since last report)

---------------------------------------------------------------------
                             ITEM 5.  OTHER EVENTS
---------------------------------------------------------------------

     As a result of a review of the corporate and capital structure of American Financial Holding, Inc. (The "Company"), management has analyzed a restructuring plan that it believes may effectively separate its principal marketing and most promising reinsurance activities from its corporate parent, which has significant net operating losses, a substantial amount of which were a part of the losses previously accumulated by the publicly-held corporation when current management acquired control in 1988. Management of the Company believes that the separation of Triad from the Company will enhance the ability of Triad to obtain additional financing and provide other long-term benefits to its stockholders.

     The restructuring would consist of the transfer of Income Builders, Inc., American Financial Reinsurance, Inc., and American Financial Marketing, Inc., to Triad and the immediate distribution of shares of common stock of Triad to the American Financial Holding stockholders. As a result, Triad, as a separate publicly-held corporation and its subsidiaries, would continue with its marketing activities (Income Builders and American Financial Marketing) and its reinsurance activities (American Financial Reinsurance, Inc.) and would operate and seek financing on its own.

     The Company has applied for a $10 million combination debt and equity funding to Triad to fund its reinsurance company capital and surplus, retire its outstanding surplus debenture, acquire other books of business or insurance companies, and expand its marketing activities. The Company's agreement to complete a restructuring such as that outlined above would likely be a condition precedent to obtaining such funding. There can be no assurance as to when, if ever, such funding could be obtained. The Company does, however, have a letter of intent from a funding group for such a debt and equity funding. The Company has not determined whether a restructuring such as that outlined above would be implemented in the absence of substantial amounts of additional funding for the Company's proposed business activities, either from the possible funding referred to above or from other sources.

     If and when management implements such a restructuring, the Company will undertake the necessary regulatory and other compliance measures to complete the restructuring, which will likely take several months. It is not anticipated that shareholder approval will be required. The completion of the restructuring outlined above is subject to the completion of certain regulatory filings and other requirements. To the extent that the restructuring includes the offer and sale of securities, it will only be effected by means of a prospectus.

     Although management believes that it is probable that a restructuring such as outlined herein will be completed, there can be no assurance that it will in fact be effected; that the Company will be able to fund the legal, accounting, and other work necessary; or that such a restructuring will be beneficial to the Company's stockholders.

     Below are pro forma condensed consolidated financial statements of Triad and its subsidiaries, showing its financial condition and results of operations as of the date and for the periods indicated, based upon a preliminary analysis and certain stated assumptions, the implementation of a restructuring such as that outlined above and the completion of a $10,000,000 loan as applied for.



                TRIAD FINANCIAL SYSTEMS, INC.  AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     Triad Financial Systems, Inc. (Triad) is a subsidiary of American Financial Holding, Inc. (AFH) which is included, along with other AFH subsidiaries, in the consolidated financial statements of AFH. The following pro forma condensed consolidated balance sheet of Triad Financial Systems, Inc. (Triad) and Subsidiaries as of September 30, 1996 is presented as if a reorganization had occurred on September 30, 1996 whereby Triad and the other subsidiaries of AFH are separated from AFH. The following pro forma statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995 are presented as if the reorganization had occurred on January 1, 1995.

     To accomplish the reorganization, it is proposed that AFH will transfer its interest in Income Builders, Inc., a wholly-owned subsidiary, to Triad and will settle a receivable from Triad all in exchange for Triad issuing 4,279,449 shares common stock to AFH. AFH will then distribute the Triad common stock to the AFH shareholders on the basis of one Triad common share for each AFH common share outstanding.

     The reorganization will result in Triad being the parent of the operating subsidiaries and, accordingly, Triad and its consolidated subsidiaries will remain the reporting entity for financial reporting purposes. The historical consolidated operations of AFH and subsidiaries will continue to be presented as the historical operations of Triad and subsidiaries. The assets transferred to Triad from AFH have been recorded at historical cost in the accompanying pro forma balance sheet. Certain assets and liabilities of AFH will be retained by AFH and are presented as a disposition of AFH by Triad and Subsidiaries.

     In addition to the reorganization, the pro forma financial statements include an adjustment resulting from the proceeds of a proposed $10,000,000 loan, bearing interest at the LIBOR rate plus 2 percent (8.5 percent at September 30, 1996), due in 2002. The pro forma financial statements also reflect the use of a portion of the proceeds from the loan to repay certain liabilities. The remaining cash from the loan is deemed to have been invested in instruments earning interest at 13.5 percent annually.

     The pro forma financial statements are derived from the historical financial statements and notes thereto of American Financial Holding, Inc. and Subsidiaries. These pro forma financial statements are condensed and should be read in conjunction with those historical financial statements. Pro forma adjustments have been made to the historical financial information to reflect the effects of the reorganization and earnings from the investment of the proceeds of the notes payable. The pro forma financial statements are presented for informational purposes only and may not be indicative of the future consolidated operations or financial position of Triad and subsidiaries, and they do not necessarily present the consolidated results of operations or financial position of Triad and subsidiaries had the reorganization and the borrowings under the notes payable occurred at the dates indicated above.



                 TRIAD FINANCIAL SYSTEMS, INC. AND SUBSIDIARIES
           CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1996

                                         DISPOSAL OF
                                          AMERICAN
                                          FINANCIAL     PRO FORMA
                            HISTORICAL    HOLDING,     ADJUSTMENTS   PRO FORMA
ASSETS                                      INC.

CURRENT ASSETS
  Cash                       $677,857    $   1,833   B $10,000,000
                                                     C    (858,473) $9,821,217
  Marketable securities        57,517                                   57,517
  Commissions receivable       91,055                                   91,055
  Interest                      5,112                                    5,112
  receivable
  Other receivable             21,000                                   21,000
  Real estate contract        161,151                                  161,151
                           ----------                               ----------
  receivable

     TOTAL CURRENT ASSETS   1,013,692                               10,157,052
PROPERTY AND EQUIPMENT, NET   110,601        (2,167)                   108,434
OTHER ASSETS                  227,416      (201,715)                    25,701
                           ----------     ----------    ----------  ----------

TOTAL ASSETS               $1,351,709     $(202,049)    $9,141,527 $10,291,187
                           ==========     ==========    ==========  ==========



 LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable           $412,587                C   $(412,587)   $     --
  Commissions payable          69,447                                   69,447
  Short term borrowings        20,471                                   20,471
  Accrued liabilities         308,822        (7,804)                   301,018
  Income Taxes Payable        268,241      (268,241)                        --
  Preferred dividends
  payable                      22,471                                   22,471
  Current portion of long-                           C
  term debt                    21,449          (563)       (20,886)         --
                           ----------     ----------    ----------  ----------
   TOTAL CURRENT
   LIABILITIES              1,123,488                                  413,407
                           ----------                               ----------

LONG-TERM DEBT, NET OF                               B
CURRENT PORTION               587,198       (76,588)    10,000,000
                                                     C    (425,000) 10,085,610
                           ----------                               ----------
MINORITY INTEREST
(PREFERRED STOCK IN
CONSOLIDATED SUBSIDIARY)      455,986      (455,986)                        --

STOCKHOLDERS' DEFICIT
  Preferred stock                  --           515                        515
  Common stock                 42,794                                   42,794
  Additional paid-in        7,431,370    (6,975,900)                   455,470
  capital
  Stockholders' notes        (383,966)                                (383,966)
  receivable, net
  Unrealized loss on                                                   (27,291)
  investments                 (27,291)
  Accumulated deficit      (7,877,870)    7,582,518                   (295,352)
                           ----------                               ----------

   TOTAL STOCKHOLDERS'       (814,963)                                (207,830)
   DEFICIT
                           ----------     ----------    ----------  ----------

TOTAL LIABILITIES AND      $1,351,709    $ (202,049)   $ 9,141,527 $10,291,187
STOCKHOLDERS DEFICIT
                           ==========     ==========    ==========  ==========


    See the accompanying notes to pro forma condensed consolidated financial statements.
                 TRIAD FINANCIAL SYSTEMS, INC. AND SUBSIDIARIES
           CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                              PRO FORMA
                              HISTORICAL     ADJUSTMENTS   PRO FORMA

FOR THE NINE MONTHS ENDED SEPTEMBER 30,
1996
Commission revenue             $3,242,422                   $3,242,422
Commission expense              2,694,404                    2,694,404
                               ----------                   ----------
   GROSS PROFIT                   548,018                      548,018
General and administrative
 expense                        1,074,039                    1,074,039
                               ----------                   ----------
   LOSS FROM OPERATIONS          (526,021)                    (526,021)
Interest income                   172,644     E  $925,580    1,098,224
Interest expense                  (44,667)    D  (637,500)    (682,167)
Gain (loss) on sale of
assets                             (3,083)                      (3,083)
                               ----------                   ----------
   LOSS BEFORE INCOME TAXES      (401,127)                    (113,047)
Income tax provision               12,022                       12,022
                               ----------                   ----------
   LOSS BEFORE MINORITY          (413,149)                    (125,069)
   INTEREST
Minority interest,
preferred dividend of
subsidiary                         36,456     A   (36,456)      36,456
                               ----------                   ----------
   NET LOSS                      (449,605)                    (125,069)
Preferred dividends                    --     A    36,456           --
                               ----------        --------   ----------
NET LOSS APPLICABLE TO
COMMON STOCK                    $(449,605)       $288,080    $(161,525)
                               ==========        ========   ==========

NET LOSS PER COMMON SHARE       $   (0.11)                   $   (0.04)
                               ==========                   ==========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING       4,261,652                    4,261,652
                               ==========                   ==========



FOR THE YEAR ENDED DECEMBER 31, 1995

Commission revenue             $4,759,357                   $4,759,357
Commission expense              4,095,800                    4,095,800
                               ----------                   ----------
   GROSS PROFIT                   663,557                      663,557
General and administrative
expense                        1,427,802                    1,427,802
                               ----------                   ----------
   LOSS FROM OPERATIONS          (764,245)                    (764,245)
Interest income                   195,835     E $1,234,106   1,429,941
Interest expense                  (32,305)    D   (850,000)   (882,305)
                               ----------                   ----------
   LOSS BEFORE INCOME TAXES      (600,715)                    (216,609)
Income tax provision               12,381                       12,381
                               ----------                   ----------
   LOSS BEFORE MINORITY          (613,096)                    (228,990)
   INTEREST
Minority interest,
preferred dividend of
subsidiary                         24,064     A    (24,064)         --

   NET LOSS                      (637,160)                    (228,990)
Preferred dividends                    --     A     24,064      24,064
                               ----------         --------  ----------
NET LOSS APPLICABLE TO         $ (637,160)      $  384,106   $(253,054)
COMMON STOCK


NET LOSS PER COMMON SHARE      $    (0.16)                   $   (0.07)
                               ==========                    =========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING       3,872,672                    3,872,672
                              ===========                    =========


    See the accompanying notes to pro forma condensed consolidated financial statements


                TRIAD FINANCIAL SYSTEMS, INC. AND SUBSIDIARIES

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A - The disposition of American Financial Holding, Inc. (AFH) is presented as a separate column. The amounts presented represent the assets, liability and stockholders' deficit items that will be retained by AFH and not transferred to Triad Financial Systems, Inc. (Triad) and Subsidiaries. Included in the disposition column are pro forma adjustments to reclassify Triad preferred stock which was presented in the historical financial statements as minority interest.

B - Reflects the proceeds from a $10,000,000 loan from a third-party lender, which loan bears interest at the LIBOR rate plus 2 percent (8.5 percent at September 30, 1996), due in 2002, secured principally by the outstanding stock of American Financial Reinsurance, Inc.

C - Reflects the use of $858,473 of the proceeds from the loan referred to in Note B to pay certain accounts payable, notes payable and a surplus debenture note payable.

D -  Reflects additional interest expense as a result of the note payable.

E - Reflects the interest income that would have been earned had the remaining proceeds from the note payable been invested in investments earning at an estimated annual rate of 13.5 percent.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN FINANCIAL HOLDING, INC.


Dated:  January 27, 1997           By /s/ Kenton L. Stanger, President
                                    Director and Principal Executive Officer